UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014

Ferro Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6060 Parkland Boulevard, Mayfield Heights, Ohio		44124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-875-5600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 19, 2014, Ferro Corporation (the “Company”) and its subsidiaries, Ferro (Belgium) Sprl and Ferro Mexicana S.A. de C.V. (collectively, the “Sellers”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Polymer Additives, Inc. (the “Buyer”). Under the Asset Purchase Agreement, the Buyer agreed to purchase substantially all of the assets and assume certain liabilities of the Sellers’ North America-based Polymer Additives business. The purchase price under the Asset Purchase Agreement is $153.5 million in cash, subject to customary working capital and other purchase price adjustments. On December 19, 2014, the Company and the Sellers completed the sale of the Sellers’ Polymer Additives business to the Buyer pursuant to the terms of the Asset Purchase Agreement.

The Asset Purchase Agreement contains customary representations, warranties and covenants of the Sellers and the Buyer. Subject to certain limitations, the Sellers and the Buyer have agreed to indemnify each other for breaches of representations, warranties and covenants.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01	Completion of Disposition of Assets.

The information regarding the sale of the Sellers’ North America-based Polymer Additives business in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.01 by reference.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the sale of the Sellers’ North America-based Polymer Additives business is attached hereto as Exhibit 99.2.

Item 7.01	Regulation FD Disclosure.

On December 19, 2014, the Company issued a press release (the “Press Release”) announcing the completion of the sale of the Sellers’ North America-based Polymer Additives business. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2014.

•	Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2014 and the fiscal years ended December 31, 2013, 2012 and 2011.

(d) Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of December 19, 2014, by and among Ferro Corporation, Ferro (Belgium) Sprl, Ferro Mexicana S.A. de C.V. and Polymer Additives, Inc.*

99.1	Press Release, dated December 19, 2014

99.2	Unaudited Pro Forma Financial Information of Ferro Corporation

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish a copy of any omitted exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Vice President and Chief Financial Officer

December 22, 2014

Exhibit Index

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of December 19, 2014, by and among Ferro Corporation, Ferro (Belgium) Sprl, Ferro Mexicana S.A. de C.V. and Polymer Additives, Inc.*

99.1	Press Release, dated December 19, 2014

99.2	Unaudited Pro Forma Financial Information of Ferro Corporation

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish a copy of any omitted exhibits and schedules to the Securities and Exchange Commission upon request.